Institutional Investor Trust Sector Allocation Model Fund

Supplement
Dated November 12, 2014
to the Statement of Additional Information Dated February 24, 2014

Marc Hanson has been named Secretary of Institutional Investor Trust after the resignation of Marcia DeVries. Mr. Hanson,aged 42, resides at 6357 Royal Tern Circle, Lakewood Ranch, FL 34202. His principal occupations during the past five years includes serving as CCO of Institutional Investor Trust, CFO of Caldwell Trust Company and Trust Companies of America, Inc., and Vice President, Balance Sheet Risk Management at CitiGroup. He oversees one portfolio and holds no trusteeships or directorships of public companies.